UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]    Preliminary Proxy Statement
[_]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Rule 14a-11(cc) or Rule 14a-12

COMMUNICATE.COM INC.
(Name of Registrant as Specified In Its Charter)
________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[_]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)              Amount Previously Paid: __________________________________________________________
(2)              Form, Schedule or Registration Statement No.: __________________________________________
(3)              Filing Party:____________________________________________________________________
(4)              Date Filed:_____________________________________________________________________

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April _____, 2008

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders Communicate.com Inc. to be held at [______________________________________] on Monday, May 26, 2008 at 9:30 A.M. (Pacific Standard Time).

At the meeting, shareholders will be asked to vote on the election of four (4) directors, the amendment of the Company’s Articles of Incorporation to change the name of the Company from “Communicate.com Inc.” to “Live Current Media Inc.”, the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the Company’s 2008 fiscal year and the approval of the Company’s 2007 Stock Incentive Plan.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of Communicate.com Inc.

Sincerely,

/s/ C. Geoffrey Hampson
C. Geoffrey Hampson,
Chairman

COMMUNICATE.COM INC. _________________________________________________ NOTICE OF ANNUAL MEETING OF SHAREHOLDERS MAY 26, 2008 __________________________________________________

To our Shareholders:

The Annual Meeting of Shareholders of Communicate.com Inc. will be held at 9:30 A.M. (Pacific Standard Time) on Monday, May 26, 2008, at [_________________________________________] for the following purposes:

1.   To elect four (4) directors, each to a one-year term or until the next annualmeeting;

2.    To ratify the selection of Ernst & Young, LLP as the independent auditorfor Communicate.com Inc.;

3.   To approve the amendment of our Articles of Incorporation to change of thename of Communicate.com Inc. to “Live Current Media Inc.”;

4.    To approve the Communicate.com Inc. 2007 Stock Incentive Plan; and

5.    To transact any other business that may properly come before the meeting.

Only shareholders of record at the close of business on April 15, 2008 are entitled to notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS /s/ C. Geoffrey Hampson C. Geoffrey Hampson Chairman of the Board and CEO

Vancouver
April ____, 2008

IMPORTANT

Whether or not you plan to attend the meeting, please sign, date, and return promptly the enclosed proxy, either in the enclosed envelope as promptly as possible.Returning the enclosed proxy card will not affect your right to vote in person if you attend the meeting but will ensure your shares are voted and may save the Company the additional expense of further solicitation.

#645 – 375 Water Street Vancouver, British Columbia V6B 5C6 (604) 453-4870

_______________________________________________________

PROXY STATEMENT
_______________________________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Communicate.com Inc. to be voted at our Annual Meeting of Shareholders to be held on Monday, May 26, 2008 at [______________________________________]. These proxy materials and the enclosed Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, including financial statements, are being mailed to our shareholders entitled to vote at the Annual Meeting on or about May 1, 2008. All monetary information included in this Proxy Statement is stated in U.S. dollars.

REVOCABILITY OF PROXY

Shareholders of record may revoke their proxy instructions at any time before their exercise by delivering a written revocation to our Chairman, by submission of a proxy with a later date, or by voting in person at the meeting. A written revocation may be delivered by facsimile at (604) 453-4871. If the shares are held by a bank, broker or other nominee, instructions provided by the bank, broker or nominee must be followed to revoke the proxy instructions.

VOTING SECURITIES

Only shareholders of record at the close of business on April 15, 2008 are entitled to vote at the Annual Meeting. The total number of shares of common stock that were issued, outstanding and entitled to be voted on the record date was 21,446,623 shares, which were held of record by approximately 1,000 shareholders. Each share of common stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. The holders of fifty one percent (51%) of the outstanding shares (10,937,778) on the record date shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting.

In accordance with applicable law, the election of directors shall be by a plurality of the votes cast. The approval of each of the appointment of Ernst & Young LLP, the amendment to the Articles of Incorporation to change the name of the Company to “Live Current Media Inc.” and the 2007 Stock Incentive Plan shall be by a majority of the votes cast.

By state law, shares which abstain from voting as to these matters, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters (“broker non-votes”), will not be counted as votes in favor of such matters. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the quorum for the transaction of business, but will not be counted for purposes of determining the number of shares present and entitled to vote with respect to a proposal.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Nevada with respect to any of the matters proposed to be acted upon herein.

SOLICITATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Communicate.com Inc.  Communicate.com Inc. will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

We will only deliver one Proxy Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

COMMUNICATE.COM INC.
ATTENTION: THE CHAIRMAN
#645-375 Water Street
Vancouver, British Columbia V6B 5C6
Tel: (604) 453-4870
Fax:  (604) 453-4871

Shareholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.  Shareholders sharing an address with another shareholder who have received multiple copies of the Company's proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Bylaws provide that the number of Directors on the Board of Directors shall be not less than one. Four directors are to be elected to our Board of Directors at the Annual Meeting.

The Board of Directors has nominated and approved the nominations of four (4) persons to serve as directors until the 2008 annual meeting, or until each director’s successor is elected and qualified. All of the nominees currently serve on our Board of Directors. Each of the nominees has agreed to continue to serve if elected. The nominees are as follows:

Name	Age	Current Position with the Company
C. Geoffrey Hampson	50	Chief Executive Officer and Chairman of the Board
James P. Taylor	51	Director
Mark Benham	56	Director
Boris Wertz	34	Director

The Board has determined that, of the nominees, Mr. Taylor, Mr. Benham and Dr. Wertz do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these nominees is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

There are no family relationships among our nominees, executive officers and directors.

To the best of our knowledge, neither of Messrs. Hampson, Taylor, Benham or Wertz: (i) parties to any material proceedings adverse to the Company; nor (ii) have any of them during the past five years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
•	had any bankruptcy petition filed by or against him or any business of which he was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;
•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

•
been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Unless a shareholder indicates otherwise, each signed proxy will be voted for the election of these nominees.

Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy. Additionally the Board of Directors may elect additional members of the Board to fill any additional vacancies.

Nominees for Director

C. Geoffrey Hampson, Age 50

C. Geoffrey Hampson has been our Chief Executive Officer and director since June 1, 2007. Mr. Hampson has been the founder, president, and Chief Executive Officer of many successful start-up and operating companies over the last 25 years. Mr. Hampson was Chief Executive Officer and President of PEER 1 Network Enterprises, Inc., an Internet infrastructure company from September 2000 to January 2006. Mr. Hampson was the Founder and Chief Executive Officer of Novocon International Inc., a manufacturer of fiber products for composite reinforcement until Synthetic Industries acquired it in 1997. Mr. Hampson is also a co-owner of Techvibes.com. Mr. Hampson has been a director of Carat Exploration Inc. on the TSX Venture market since March 2006 and has been a director of Pacific Rodera Energy Inc. on the TSX Venture market since June 1998.

James P. Taylor, Age 51

James P. Taylor has been our director since July 23, 2007. Mr. Taylor has over 20 years of experience in corporate management, finance and planning. From January 2006 to the present, he has been engaged as a financing and management consultant for various companies. From 2002 to January 2006, Mr. Taylor served as the Chief Financial Officer for Peer 1 Network Enterprises, Inc., a publicly traded company and North American provider of Internet infrastructure services. While at Peer 1, he was responsible for financial and administrative operations and led the development of annual and strategic business plans and financial models. From 2001 to 2002, Mr. Taylor served as Chief Operating Officer and Chief Financial Officer of Chicago Aerosol, LLC. Mr. Taylor is a member of the Society of Competitive Intelligence. Mr. Taylor is a graduate of Indiana University where he obtained a Bachelor of Science degree in Finance and Accounting. He earned his MBA from DePaul University where he focused his studies on International Business and Corporate finance.

Mark Benham, Age 56

Mark Benham has been our director since September 12, 2007. Mr. Benham has fifteen years of experience in private equity and investment banking. Since 1994 Mr. Benham has been a partner at Celerity Partners, a private equity fund based in California. Mr. Benham is also a director of Peer 1 Network, a TSX-Venture listed company. Mr. Benham became a director of Peer 1 Network on September 2, 2005. Mr. Benham holds a B.A. in English from the University of California, Berkeley, and an M.A. and M.B.A. from the University of Chicago.

Boris Wertz, Age 34

Boris Wertz has been our director since March 14, 2008.  Dr. Wertz has an established career of strategic management and operational experience in the consumer internet space.  From July 2002 to October 2003, he served as VP of Marketing of Abebooks, Inc., handling marketing and business development for the company.   From November 2003 to October 2007, he served as Chief Operating Officer of Abebooks, Inc.  From November 2007 to the present, he has been serving as CEO to W Media Ventures, a Vancouver-based venture capital firm that focuses on consumer internet investments. From February 2008 to the present, he has also been serving as CEO of Nexopia.com, a popular social networking utility for Canadian youth. Dr. Wertz completed his Ph. D. as well as his graduate studies at the Graduate School of Management (WHU), Koblenz, majoring in Business Economics and Business Management.

Dr. Wertz currently serves on the boards of directors of AbeBooks, Inc., Suite 101, Tripsbytips.com, Indochino.com, TeamPages and Techvibes.com.

Vote Required

In accordance with applicable law, the election of directors shall be by a plurality of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AS A DIRECTOR

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board’s Audit Committee recommends Ernst & Young LLP as the Company’s independent registered public accountants. The Board of Directors requests that shareholders ratify its selection of Ernst & Young LLP, as our independent registered public accountants for the 2008 fiscal year. If the shareholders do not ratify the selection of Ernst & Young LLP, the Board of Directors will select another firm of accountants. Representatives of Ernst & Young LLP will not be present at the meeting although they were afforded the opportunity.

Effective January 24, 2008, Dale Matheson Carr-Hilton LaBonte LLP (“Dale Matheson”) was dismissed as the Company’s certifying independent public accountant engaged to audit our consolidated financial statements. Dale Matheson audited our financial statements for the two most recent fiscal years ended December 31, 2006 and 2005, and it reviewed our unaudited financial statements for the fiscal quarters ended March 31, 2007, June 30, 2007, and September 30, 2007. The report of Dale Matheson on the consolidated financial statements of the Company for either of the past two fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph in the Company’s Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (“SEC”) on April 2, 2007.  This explanatory paragraph provides that subsequent to the issuance of the Company’s 2005 consolidated financial statements and Dale Matheson’s initial report dated March 24, 2006, management discovered facts that existed at the date of the report, related to certain equity transactions, which resulted in a restatement of certain information in the 2005 consolidated financial statements.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of dismissal of Dale Matheson, there were no disagreements with Dale Matheson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Dale Matheson, would have caused Dale Matheson to make reference to the subject matter of the disagreement in connection with their report, nor were there any “reportable events” as described in Item 304 (a) (1) (iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Dale Matheson furnished the Company with a letter addressed to the SEC (the “SEC letter”) stating that it agrees with the statements made above by the Company. A copy of the SEC letter has been filed as Exhibit 16.1 to the Company’s current report on Form 8-K dated January 28, 2008.

Effective January 24, 2008, Ernst & Young LLP (“EY”) was engaged to serve as the Company’s new independent certifying public accountant to audit the Company’s financial statements beginning with the fiscal year ended December 31, 2007.

Prior to engaging EY, the Company had not consulted EY regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with EY regarding any disagreements with its prior auditors on any matter, scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of Dale Matheson as the Company’s certifying independent public accountant and the engagement of EY as its new certifying independent public accountant were both approved by our Board of Directors on January 24, 2008.

Audit Fees and Related Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of annual financial statements and for review of financial statements included in our Form 10-QSB’s or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2006 - $59,000 – Dale Matheson Carr-Hilton LaBonte
2007 - $39,000 – Dale Matheson Carr-Hilton LaBonte
2007 - $85,000 – Ernst & Young (accrued for 2007 audit fees)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

2006 - $5,000 – Dale Matheson Carr-Hilton LaBonte
2007 - $10,000 – Dale Matheson Carr-Hilton LaBonte

All Other Fees

The aggregate fees billed in each of the last two fiscal years for the products and services provided by the principal accountant, other than the services reported in paragraphs (1) and (2) were:

2006 - $ nil – Dale Matheson Carr-Hilton LaBonte
2007 - $ nil – Dale Matheson Carr-Hilton LaBonte

Our Audit Committee’s pre-approval policies and procedures, pursuant to paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, require the audit committee to pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor. In the year ended December 31, 2007, 100% of audit fees were pre-approved by the audit committee.

The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was nil.

Vote Required

Ratification of the independent auditor requires the affirmative vote of a majority of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS  FOR THE 2008 FISCAL YEAR

PROPOSAL 3:

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM “COMMUNICATE.COM INC.” TO “LIVE CURRENT MEDIA INC.”

The Board of Directors has approved an amendment to the Company’s Articles of Incorporation to change the name of the Company from “Communicate.com Inc.” to “Live Current Media Inc.”, believing that the new name more accurately reflects our business and operations going forward.  The Board of Directors unanimously recommends that the Company's shareholders approve this amendment.

Vote Required

Adoption of the proposed amendment to the Articles of Incorporation requires the affirmative vote of a majority of the votes cast.

Text of Proposed Amendment; Effectiveness

The text of the proposed amendment to the Articles of Incorporation is set forth in Appendix A to this Proxy Statement. If adopted by the shareholders, the Amended Articles of Incorporation will become effective upon its filing with the Secretary of State of Nevada.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME FROM “COMMUNICATE.COM INC.” TO “LIVE CURRENT MEDIA INC.”

PROPOSAL 4:
APPROVAL OF COMMUNICATE.COM INC. 2007 STOCK INCENTIVE PLAN

On August 21, 2007, the Board of Directors adopted the Communicate.com Inc. 2007 Stock Incentive Plan (the “Plan”) as a method to compensate key employees, advisors and consultants by issuing them shares and options to purchase shares of its capital stock in exchange for services rendered and thereby conserve the Company's cash resources. The Plan authorizes awards of options (both incentive stock options and non-qualified stock options), stock awards or stock bonuses. The Board of Directors reserved a total of 5,000,000 shares of common stock for issuance under the Plan, which shares have been registered on Form S-8 pursuant to Registration Statement No. 333-145640 filed and effective August 22, 2007.

Administration and Eligibility

Our Board of Directors administers the Plan. Our Board of Directors has the authority to determine, at its discretion, the number and type of awards that will be granted, the recipients of the awards, and exercise or purchase price required to be paid, when options may be exercised and the term of the option grants. Persons eligible to receive awards under the Plan include our employees, officers, directors, consultants, independent contractors, and advisors to the Company or any parent or subsidiary of the Company.  At the date of filing this proxy, eleven (11) employees, four (4) officers, three (3) directors, and seven (7) consultants or independent contractors are eligible to participate under the Plan.

Stock Options

Stock options granted under the Plan may be designated as incentive stock options or non-qualified stock options. Options granted under the plan may not be exercised after ten (10) years from the date of grant. Incentive stock options may be granted only to our employees (including officers and directors who are also employees). The exercise price of non-qualified stock options may not be less than 85% of the fair market value of the share of common stock of the Company on the date of the grant, and the exercise price of incentive stock options may not be less than 100% of the fair market value of the share of common stock of the Company on the date of the grant. However, the exercise price of any option may not be less than 110% of the fair market value of the common stock of the Company on the date of grant in the case of individual owning 10% or more of the common stock of the Company. Neither incentive stock options nor non-qualified stock options may have a term exceeding ten (10) years. In the case of an incentive option that is granted to an individual owning 10% or more of the common stock, the term may not exceed five (5) years.

Stock Award

A stock award is an offer by the Company to sell to an eligible person shares that may or may not be subject to restrictions.  The Board of Directors will determine to whom an offer will be made, the number of shares the person may purchase, the price to be paid, the restrictions to which the shares will be subject, if any, and all other terms and conditions of the stock award.  The purchase price of shares sold pursuant to a stock award will be determined by the Board of Directors on the date the stock award is granted and may not be less than 85% of the fair market value of the shares on the grant date, except in the case of a sale to a 10% or more shareholder, in which case the purchase price will be 100% of the fair market value.  Stock awards may be subject to such restrictions as the Board of Directors may impose.

Stock Bonus

A stock bonus is an award of shares for extraordinary services rendered to the Company or any parent or subsidiary of the Company.  A stock bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the participant’s individual award agreement that will be in such form (which need not be the same for each participant) as the Board of Directors will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan.  Stock bonuses may vary from participant to participant and between groups of participants, and may be based upon the achievement of the Company, parent or subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

Amendment and Termination

The Plan will terminate ten (10) years from the date the Plan was adopted by the Board of Directors. The Board of Directors may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of award agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval. All grants must be within ten (10) years from the date the 2008 Plan is approved or adopted by the shareholders.

Federal Tax Consequences

The following brief summary of the effect of federal income taxation upon the recipients and us with respect to the shares under the Plan does not purport to be complete, and does not discuss the tax consequences of a recipient's death or the income tax laws of any state or foreign country in which the recipient may reside.

Tax Treatment to the Recipients

The common stock is not qualified under Section 401(a) of the Internal Revenue Code. The recipients therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate", Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

Tax Treatment to the Company

The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by the Company for federal income tax purposes in the taxable year of the Company during which the recipient recognizes income.

Changes in Capitalization

In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of shares reserved for issuance under the Plan, (b) the exercise prices of and number of shares subject to outstanding options, and (c) the number of shares subject to other outstanding awards will be proportionately adjusted, subject to any required action by the Board of Directors or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a share will not be issued but will either be replaced by a cash payment equal to the fair market value of such fraction of a share or will be rounded up to the nearest whole share, as determined by the Board of Directors.

Corporate Transactions

In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares or the Company by tender offer or similar transaction, any or all outstanding awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to shareholders (after taking into account the existing provisions of the awards).  The successor corporation may also issue, in place of outstanding shares of the Company held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant.  In the event such successor corporation (if any) refuses to assume or substitute awards, as provided above, pursuant to a transaction described hereinabove, (i) the vesting of any or all awards granted pursuant to this Plan will accelerate upon a transaction described hereinabove and (ii) any or all options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines.  If such options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Board of Directors.

Exchange and Buyout of Awards

The Board of Directors may, at any time or from time to time, authorize the Company, with the consent of the respective participants, to issue new awards in exchange for the surrender and cancellation of any or all outstanding awards.  The Board of Directors may at any time buy from a participant an award previously granted with payment in cash, shares or other consideration, based on such terms and conditions as the Board of Directors and the participant may agree.

Incorporation by Reference

The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, as amended, a copy of which is attached hereto as Appendix B.

Plan Benefits

As of March 14, 2008, we had issued an aggregate of 4,360,000 shares of common stock to twenty four (24) individuals pursuant to the Plan. An additional option for 10,000 shares of common stock was approved by the Board of Directors on March 14, 2008 and is reserved for issuance to a new employee on April 15, 2008 upon commencement of his employment with the Company.  Of the remaining 630,000 available shares under the Plan, we are unable to predict the amount of benefits that will be received by or allocated to any particular recipient or group.

The table below discloses the benefits that will be received by the individuals and groups indicated.

Name and Position	Dollar Value ($)	Number of Options	Number of Shares
At December 31, 2007:
C. Geoffrey Hampson, Chief Executive Officer and Chairman	-	1,000,000	-
J. Cameron Pan, former Chief Financial Officer and Secretary	-	-	-
David Jeffs, former CEO	-	-	-
Jonathan Ehrlich, President and Chief Operations Officer	-	1,500,000	-

After December 31, 2007:
Mark Melville, Chief Corporate Development Officer	-	1,000,000	-
Chantal Iorio, Vice President, Finance	-	150,000	-

All Executive Officers as a Group	-	3,650,000	-
Non-Executive Director Group	-	300,000	-
Non-Executive Officer and Employee Group	-	410,000	-

Vote Required

Adoption of the Plan requires the affirmative vote of a majority of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE COMMUNICATE.COM INC. 2007 STOCK INCENTIVE PLAN.

 PROPOSAL 5

 OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the 2008 Annual Meeting of Shareholders. If any other matters are properly brought before the 2008 Annual Meeting of Shareholders, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

MANAGEMENT

The following table identifies our executive officers and directors, their age, their respective offices and positions, and their respective dates of election or appointment at December 31, 2007:

Name	Age	Position Held	Officer/Director Since
C. Geoffrey Hampson	50	Chief Executive Officer and Chairman	June 1, 2007
Jonathan Ehrlich	39	President and Chief Operating Officer	October 1, 2007
J. Cameron Pan	44	Chief Financial Officer and Corporate Secretary	August 1, 2002 (resigned as of January 31, 2008)
James P. Taylor	51	Director	July 23, 2007
Mark Benham	56	Director	September 12, 2007

Since the end of the fiscal year 2007 the following person assumed a position of an executive officer or director of the Company:

Mark Melville	38	Chief Corporate Development Officer	January 1, 2008
Chantal Iorio	29	Vice President, Finance	January 7, 2008
Boris Wertz	34	Director	March 14, 2008

Biographical Information

C. Geoffrey Hampson has been our Chief Executive Officer and director since June 1, 2007. Mr. Hampson has been the founder, president, and Chief Executive Officer of many successful start-up and operating companies over the last 25 years. Mr. Hampson was Chief Executive Officer and President of PEER 1 Network Enterprises, Inc., an Internet infrastructure company from September 2000 to January 2006. Mr. Hampson was the

Founder and Chief Executive Officer of Novocon International Inc., a manufacturer of fiber products for composite reinforcement until Synthetic Industries acquired it in 1997. Mr. Hampson is also a co-owner of Techvibes.com. Mr. Hampson has been a director of Carat Exploration Inc. on the TSX Venture market since March 2006 and has been a director of Pacific Rodera Energy Inc. on the TSX Venture market since June 1998.

Jonathan Ehrlich has been our Chief Operating Officer and President since October 1, 2007. From November 2003 to September 2007, Mr. Ehrlich was EVP, Online, at Indigo Books & Music in Canada. Prior to joining Indigo, from January 2002 to October 2003, Mr. Ehrlich was an Entrepreneur-in-Residence at Mosaic Venture Partners. From October 1998 to December 2001, he was a Co-Founder and Vice President of Marketing for MobShop Inc., specializing in procurement software. From July 1996 to October 1998 Mr. Ehrlich was Director of Business Development at CYBERplex interactive media and from November 1991 to November 1993 he was an account executive of MacLaren:McCann advertising. Mr. Ehrlich holds an MBA from the Richard Ivey School of Business and a BA in Political Science from the University of Western Ontario. Mr. Ehrlich has acted as a guest lecturer/featured presenter at Harvard Business School, Haas School of Business, and the University of Michigan Business School.

J. Cameron Pan has been our Chief Financial Officer since August 2001.  Mr. Pan resigned as Chief Financial Officer and employee of the Company effective January 31, 2008.  Mr. Pan worked in corporate finance in both public practice and investment banking, specializing in the technology industry. Mr. Pan was a Vice President, Corporate Finance of Marleau, Lemire Securities from 1993 to 1995 and the Chief Financial Officer for Memorex Computers in the United States from 1995 to 1997. Mr. Pan is a Chartered Accountant who worked for Deloitte & Touche from 1998 to 1999 and Coopers & Lybrand from 1986 to 1993.  He is a graduate of Simon Fraser University in British Columbia in 1992 with bachelor’s degrees in accounting and finance.

James P. Taylor has been our director since July 23, 2007. Mr. Taylor has over 20 years of experience in corporate management, finance and planning. From January 2006 to present, he has been engaged as a financing and management consultant for various companies. From 2002 to January 2006, Mr. Taylor served as the Chief Financial Officer for Peer 1 Network Enterprises, Inc., a publicly traded company and North American provider of Internet infrastructure services. While at Peer 1, he was responsible for financial and administrative operations and led the development of annual and strategic business plans and financial models. From 2001 to 2002, Mr. Taylor served as Chief Operating Officer and Chief Financial Officer of Chicago Aerosol, LLC. Mr. Taylor is a member of the Society of Competitive Intelligence. Mr. Taylor is a graduate of Indiana University where he obtained a Bachelor of Science degree in Finance and Accounting. He earned his MBA from DePaul University where he focused his studies on International Business and Corporate finance.

Mark Benham has been our director since September 12, 2007. Mr. Benham has fifteen years of experience in private equity and investment banking. Since 1994 Mr. Benham has been a partner at Celerity Partners, a private equity fund based in California. Mr. Benham is also a director of Peer 1 Network, a TSX-Venture listed company. Mr. Benham became a director of Peer 1 Network on September 2, 2005. Mr. Benham holds a B.A. in English from the University of California, Berkeley, and an M.A. and M.B.A. from the University of Chicago.

Mark Melville was appointed as our new Chief Corporate Development Officer on November 9, 2007 and has commenced employment on January 1, 2008. From July 2005 to November 2007, Mr. Melville was Global Account Manager at Monitor Group L.P., one of the world’s premier strategic consulting and investment firms. While at Monitor Mr. Melville worked directly with senior executives of F500 companies on a range of strategic initiatives and co-led Monitor’s West Coast technology practice. From August 2002 to July 2005, Mr. Melville was Chief Executive Officer of SteelTrace Ltd., a leading provider of business process and requirements management software. Mr. Melville sold SteelTrace to Compuware Corporation in 2006. Prior to SteelTrace, from 1999 to 2001, Mr. Melville was the Vice President of Corporate Development at MobShop, a pioneer in Online Commerce. Prior to MobShop from 1998 to 1999, Mr. Melville was a senior member of Exchange.com, a leading player in the on-line marketplace space. Exchange.com was sold to Amazon.com in 1999. Mr. Melville holds a Masters in Business Administration degree from the Harvard Graduate School of Business, a Masters in Public Administration degree from Harvard's JFK School of Government, and an Honors Bachelor degree in Finance from the University of British Columbia.

Chantal Iorio entered into an employment agreement with the Company to serve as the Company’s Vice President of Finance, effective January 7, 2008.   From 2000 to November 2007, Ms. Iorio was employed at HLB Cinnamon Jang Willoughby & Company, Chartered Accountants.  Most recently, she was a manager responsible for the training of new staff on company procedures, file preparation procedure, audit, accounting, and tax issues.  From 1996 to 2000, Ms. Iorio was a staff accountant at D. Robinson, C.A., where she completed financial year-end files and related corporate tax returns. Since 2004, Ms. Iorio has been Treasurer, Board of Directors (volunteer) for the Vancouver Community Network, a not-for-profit organization.  Ms. Iorio is a Chartered Accountant (Canada) and has applied for registration as a Certified Public Accountant (USA).  Her application as a US Certified Public Accountant is pending.  Ms. Iorio holds a Bachelor of Commerce in International Business with a focus in Accounting from the University of British Columbia.

Boris Wertz was appointed as a director effective March 14, 2008.  Dr. Wertz was also appointed to serve as Chair of the governance committee of the Board.  Dr. Wertz has an established career of strategic management and operational experience in the consumer internet space.  He currently serves as CEO of Nexopia, the most popular social networking utility for Canadian youth, and CEO of W Media Ventures, a Vancouver-based venture capital firm that focuses on consumer internet investments. Before founding W Media Ventures, Dr. Wertz was the Chief Operating Officer of AbeBooks.com, the world's largest online marketplace for books. He currently serves on the Board of Directors for AbeBooks as well as Suite 101, Tripsbytips.com, Indochino.com, TeamPages and Techvibes.com. Dr. Wertz completed his Ph. D. as well as his graduate studies at the Graduate School of Management (WHU), Koblenz, majoring in Business Economics and Business Management.

Significant Employees

We do not have any significant employees not otherwise specified above.

Family Relationships

There are no family relationships among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers are (i) parties to any material proceedings adverse to the Company  nor  (2) have, during the past five years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
•
had any bankruptcy petition filed by or against him/ her or any business of which he/ she was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

•
been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Compliance with Section 16(a) of the Exchange Act.

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and change in ownership with the SEC and the exchange on which the common stock is listed for trading. Executive officers, directors and more than 10% shareholders are required by regulations promulgated under the Exchange Act to furnish us with copies of all Section 16(a) reports filed.

On July 23, 2007, James P. Taylor was appointed a member of our Board of Directors.  The Section 16(a) filing requirement for the aforementioned appointment of Mr. Taylor was not timely filed.  Form 3 – Initial Statement of Beneficial Ownership of Securities – was filed on September 13, 2007.  To our knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all of our other officers, directors and greater than ten percent (10%) shareholders complied with all applicable Section 16(a) filing requirements for the fiscal year ended December 31, 2007.

Code of Ethics

We have adopted a code of ethics that applies to all its executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  Our code of ethics is posted on our website at www.livecurrent.com.

EXECUTIVE COMPENSATION

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal year ended December 31, 2007. The following table summarizes all compensation for fiscal year 2007 received by our Chief Executive Officer, Chief Financial Officer and most highly compensated executive officers who earned more than $100,000 in fiscal year 2007.

Summary Compensation Table
Name and principal position (a)	Year (b)	Salary(1) ($) (c)	Bonus (1) ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan ($) (g)	Non-qualified Deferred Compen- sation Earnings ($) (h)	All other compensation ($) (i)	Total ($) (j)
David Jeffs Chief Executive Officer July 2002 – September 30, 2007	2006 2007	118,175 102,100	69,063 98,726	None 3,311	None None	None None	None None	None 175,382	187,238 379,519
Cameron Pan CFO Aug 2000 – Feb 2002 July 2002 – Jan 31, 2008	2006 2007	118,175 149,090	69,062 133,728	None 3,320	None None	None None	None None	None None	187,237 286,138

C. Geoffrey Hampson Chief Executive Officer, Chairman of the Board June 1, 2007 – present (1)	2006 2007	None 162,908	None 167,563	None None	None 198,610	None None	None None	None None	None 529,081
Jonathan Ehrlich, Chief Operating Officer and President Oct 2007 - Present	2006 2007	None 65,823	None 186,181	None None	None 181,251	None None	None None	None None	None 433,254

(1) Mr. Hampson did not receive any compensation for services as director of the Company.

There are no plans that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

Other than as discussed below under the heading “Employment Agreements,” there are no contracts, agreements, plans or arrangements, written or unwritten, that provide for payment to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of our company or a change in the named executive officer's responsibilities following a change in control, with respect to each named executive officer.

On June 1, 2007, David Jeffs resigned as the Chief Executive Officer and remained President until September 27, 2007. Pursuant to the terms and conditions of an employment severance agreement, dated September 27, 2007, between us and Mr. Jeffs, Mr. Jeffs resigned as the President, director and employee of the Company. Pursuant to the Severance Agreement, we agreed to pay Mr. Jeffs on October 1, 2007 a severance allowance in the amount of $200,000 less any and all applicable government withholdings and deductions. Furthermore, pursuant to the severance agreement, for a period commencing on October 1, 2007 until December 31, 2007, we agreed to retain Mr. Jeffs as a consultant for a monthly fee of $10,000 to assist in the day to day operations of the Company, the transition of duties from Mr. Jeffs to Mr. Jonathan Ehrlich who assumed the position of President and Chief Operating Officer of the Company on October 1, 2007, and the relocation of our offices.

On January 31, 2008, Cameron Pan resigned as the Chief Financial Officer and employee of the Company.  Pursuant to the terms and conditions of an employment severance agreement, dated January 17, 2008, between the Company and Mr. Pan. Pursuant to the severance agreement, the Company agreed to pay Mr. Pan on February 1, 2008 $248,000 represented by $158,400 of severance allowance and $79,200 of accrued bonus and $10,400 for other benefits, less any and all applicable government withholdings and deductions. Furthermore, pursuant to the severance agreement, for a period commencing on February 1, 2008 until April 30, 2008, the Company has agreed to retain Mr. Pan as a consultant for a daily fee of $750 or as the case may be, for an hourly rate of $120, to assist in the day to day operations of the Company and the transition of duties from Mr. Pan to others that may be designated by the Company.

During 2007, we entered into employment agreements with certain executive officers, and on August 21, 2007, our Board of Directors adopted the Communicate.com Inc. 2007 Stock Incentive Plan (the “Plan”) and granted incentive stock options there under to certain key personnel, as further described below.

Employment Agreements

C. Geoffrey Hampson, Chief Executive Officer and Chairman

We entered into an employment agreement with C. Geoffrey Hampson on May 31, 2007. Pursuant to the employment agreement, Mr. Hampson shall serve as Chief Executive Officer for a term of five years effective June 1, 2007 and subject to certain termination rights on the part of both parties. The employment agreement provides that Mr. Hampson will receive an annual base salary of CDN$300,000, subject to annual review as well as a bonus of up to 60% of base salary as determined by the Board of Directors. The employment agreement also entitles him to participate in the health, dental and other fringe benefits or policies available to personnel with commensurate duties. In connection with the employment agreement, on September 11, 2007 we granted to Mr. Hampson an incentive stock option under the Company’s 2007 Stock Option Plan to purchase up to 1,000,000 shares of common stock of the Company at an exercise price of $2.50 per share. The option vests over the term of the employment agreement as follows: (i) the option to purchase 330,000 shares vests on September 11, 2008 and (ii) the option to purchase 83,300 shares vests after each successive three-month period thereafter until the entire option has vested. Unless earlier terminated, the option shall expire on September 11, 2012.

On June 1, 2007, the Board of Directors appointed Mr. Hampson as an additional director and Chairman of the Board.

Jonathan Ehrlich, Chief Operating Officer and President

We entered into an employment agreement with Jonathan Ehrlich on September 11, 2007.  Pursuant to the employment agreement, Mr. Ehrlich shall serve as the Chief Operating Officer and President for a term of five years effective October 1, 2007, subject to certain early termination rights on the part of both parties. The employment agreement provides that Mr. Ehrlich will receive an annual base salary of CDN$275,000, subject to annual review by the Chief Executive Officer and the Board of Directors as well as a bonus of up to 50% of his base salary, to be determined by the Board of Directors in its sole discretion. The employment agreement also entitles Mr. Ehrlich to participate in the health and dental and other fringe benefits or policies available to personnel with commensurate duties. In connection with the employment agreement, on September 8, 2007, we granted an incentive stock option to Mr. Ehrlich granted under the Company’s 2007 Stock Option Plan to purchase up to 1,500,000 shares of common stock at an exercise price of $2.04 per share. The option vests as follows: (i) to the option to purchase 500,000 shares vests on October 1, 2008 and (ii) the option to purchase 125,000 shares vests at the end of each successive three-month period thereafter until the entire option has vested. Unless earlier terminated, the option shall expire on October 1, 2012.

Mark Melville, Chief Corporate Development Officer

We entered into an employment agreement with Mark Melville on November 9, 2007.  Pursuant to the employment agreement, Mr. Melville shall serve as the Chief Corporate Development Officer for a term of five years effective January 1, 2008, subject to certain early termination rights on the part both parties.  The employment agreement provides that Mr. Melville will receive an annual base salary of CDN$250,000, commencing January 1, 2008, subject to annual review by the Chief Executive Officer and the Board of Directors as well as a bonus of up to 50% of his base salary, to be determined by the Board of Directors in its sole discretion.  He also was paid a signing bonus of CDN$300,000 upon his start date and will be paid two special bonuses of CDN$100,000 each on each of January 1, 2009 and January 1, 2010.  The employment agreement also entitles Mr. Melville to participate in the health and dental and other fringe benefits or policies available to personnel with commensurate duties.  In connection with the employment agreement, on January 1, 2008, we granted an incentive stock option under the Company’s 2007 Stock Option Plan to Mr. Melville to purchase up to 1,000,000 shares of common stock at an exercise price of $2.05 per share.  The option vests as follows: (i) the option to purchase 333,334 shares vests on January 1, 2009 and (ii) the option to purchase 83,333.25 shares vests on the last day of each successive three month period thereafter, until all such shares have vested. Unless earlier terminated, the option shall expire on January 1, 2013.

Chantal Iorio, Vice President, Finance

We entered into an employment agreement with Chantal Iorio on December 12, 2007.  Pursuant to the terms and conditions of an employment agreement, Ms. Iorio shall serve as the Vice President of Finance for a term of five years effective January 7, 2008 subject to certain early termination rights on the part of the Company and Ms. Iorio.  The employment agreement provides that Ms. Iorio will receive an annual base salary of CDN$150,000, commencing January 7, 2008, subject to annual review by the Company’s Chief Executive Officer and the Board of Directors as well as a bonus of up to 40% of base salary as determined by the Board of Directors in its sole discretion. She was also paid a signing bonus of CDN$20,000 upon her start date.  The employment agreement also entitles Ms. Iorio to participate in the health and dental and other fringe benefits or policies available to personnel with commensurate duties. In connection with the employment agreement, on January 7, 2008, we granted Ms. Iorio an incentive stock option under the Company’s 2007 Stock Option Plan to purchase up to 150,000 shares of common stock of the Company at an exercise price of $1.98 per share.  The option vests over the term of the employment agreement as follows: (i) the option to purchase 50,000 shares vests on the first anniversary of the employment agreement and (ii) the option to purchase 12,500 shares vests on the last day of each successive three-month period thereafter, until the entire option has vested.  Unless earlier terminated, the option shall expire on January 7, 2013.

The following table sets forth certain information concerning unexercised stock options for each named executive officer at the end of fiscal year 2007.  There were no stock awards outstanding as of end of fiscal year 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date

David Jeffs	--	--		--		$--
Cameron Pan	--	--		--		$--
C. Geoffrey Hampson	--	1,000,000	(1)		$2.50	09/11/2012
Jonathan Ehrlich		1,500,000	(2)		$2.04	10/01/2012

(1)
The option vests as follows (i) the option to purchase 333,333 shares vests on September 11, 2008 and (ii) the option to purchase 83,333 shares vests on the last day of each successive three-month period thereafter, until the entire option has vested.

(2)
The option vests as follows (i) the option to purchase 500,000 shares vests on October 1, 2008 and (ii) the option to purchase 125,000 shares vests on the last day of each successive three-month period thereafter, until the entire option has vested.

Director Compensation

The following table reflects incentive stock option awards granted to our directors below for the fiscal year ended December 31, 2007.  No other compensation was earned by or paid to our directors for the fiscal year ended December 31, 2007.

Name	Option Awards ($)	Total ($)

James P. Taylor (1)	$-0-	$-0-

Mark Benham (2)	$-0-	$-0-

(1) On September 11, 2007, the Company granted Mr. Taylor an incentive stock option under the Company’s 2007 Stock Option Plan to purchase up to 100,000 shares of common stock of the Company at the exercise price of $2.50.  The option vests as follows: (i) the option to purchase 33,333 shares vests on the first anniversary of the incentive stock option agreement and (ii) the option to purchase 8,330 shares vests each successive three-month period thereafter until the entire option has vested.

(2) On September 12, 2007, the Company granted Mr. Benham an incentive stock option under the Company’s 2007 Stock Option Plan to purchase up to 100,000 shares of common stock of the Company at the exercise price of $2.45.  The option vests as follows: (i) the option to purchase 33,333 shares vests on the first anniversary of the incentive stock option agreement and (ii) the option to purchase 8,330 shares vests each successive three-month period thereafter until the entire option has vested.

BOARD AND COMMITTEE MEETINGS

During the 2007 fiscal year, the Board of Directors met twice and otherwise took action by unanimous written consent. All of the Directors unanimously agreed to all of the resolutions by signing written resolutions or by voting to accept the resolutions proposed at the meeting. During the 2007 fiscal year, the Board of Directors acted mostly by unanimous written consent in lieu of holding meetings. The Company’s policy for Board attendance is that Directors must attend at least one meeting per year and all others on a best-efforts basis.  In 2007, all Directors attended all meetings.

COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors has not established a formal process for shareholders to send communications to its members. Any Shareholder may send a communication to any member of the Board of Directors, in care of our address. If a communication is sent to our address, we will forward any such communication to the Board member. If the shareholder would like the communication to be confidential, it should be so marked.

ATTENDANCE OF BOARD MEMBERS AT ANNUAL SHAREHOLDERS’ MEETING

Three of the members of the Board of Directors will be attending the Annual Meeting of our shareholders. Dr. Wertz will be unavailable to attend.

BOARD COMMITTEES

The Company’s Board of Directors has three standing committees, an Audit Committee, Compensation Committee and Nominating and Governance Committee.  During most of 2007, we had no committees. Therefore, any committee actions which would otherwise be taken by each committee were taken by the Board of Directors during the fiscal year, other than Audit Committee actions set forth in the Audit Committee Report described below. Each of the decisions was unanimous and therefore included the affirmative vote of the committee member.

Board Determination of Independence

Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Mr. Taylor and Mr. Mr. Benham do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Audit Committee

Our Board of Directors formed an Audit Committee on August 16, 2007. James P. Taylor was appointed as Chair of the Audit Committee on August 16, 2007 and Mark Benham was appointed as an additional member of the Audit Committee on March 14, 2008.  We believe Mr. Taylor and Mr. Benham meet SEC requirements of an "audit committee financial expert" within the meaning of the Sarbanes Oxley Act of 2002, Section 407(b) and meet the relevant professional experience requirements and that they are "independent" within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3).

The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices. The Audit Committee's role includes overseeing the work of our internal accounting and financial reporting and auditing processes and discussing with management our processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditor engaged to prepare or issue audit reports on our financial statements and internal control over financial reporting. The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities.

Compensation Committee

Our Board of Directors formed a Compensation Committee on January 22, 2008.  Mark Benham was appointed as Chair and sole member of the Compensation Committee on January 22, 2008.  Our Board of Directors has determined that Mr. Benham meets the independence requirement for a compensation committee member.  The Board of Directors of the Company has delegated to the Compensation Committee strategic and administrative responsibility on a broad range of issues.  The Compensation Committee’s basic responsibility is to assure that the Chief Executive Officer, other officers, and key management of the Company are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies.  In addition, the Compensation Committee is responsible for establishing general compensation guidelines for non-management employees.

The Compensation Committee will be responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of the executive officers of the Company, the Company’s general employee compensation and other policies, providing assistance and recommendations with respect to the compensation policies and practices of the Company.  The Compensation Committee is authorized to carry out these activities and other actions reasonably related to the Compensation Committee’s purposes or assigned by the Board from time to time.

Nominating and Governance Committee

Our Board of Directors formed a Nominating and Governance Committee on January 22.  On March 14, 2008, Dr. Boris Wertz was appointed as Chair and sole member of the Nominating and Governance Committee.  Our Board of Directors has determined that Dr. Wertz meets the independence requirement for a Nominating and Governance committee member.  The Board of Directors of the Company has delegated to the Nominating and Governance Committee the responsibility for overseeing and, as appropriate, making recommendations to the Board regarding membership and constitution of the Board and its role in overseeing the affairs of the Company.

NOMINATION OF DIRECTORS

The Nominating and Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders. Moreover, the Nominating and Governance Committee will strive to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that the majority of the directors comprising the board meet the definition of “independent director” under NASDAQ rules.

In addition to the above considerations, the Nominating and Governance Committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the Board of Directors. The Nominating and Governance Committee will consider these same criteria for candidates regardless of whether the candidate was identified by the Nominating and Governance Committee, by shareholders, or any other source.

The Nominating and Governance Committee will consider qualified candidates for possible nomination that are submitted by our shareholders. Shareholders wishing to make such a submission may do so by sending the following information to the Nominating and Governance Committee c/o Chairman at the address indicated on the Notice of Annual Meeting of Shareholders. Any recommendations submitted to the Chairman should be in writing and should include whatever supporting material the shareholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of the Company, if elected.

As permitted by SEC rules, shareholders who wish to submit a proposal or nominate a person as a candidate for election to our Board of Directors at an annual meeting must follow certain procedures. These procedures require that timely, written notice of such proposal or nomination be received by our Chairman at our principal executive offices prior to the first anniversary of the preceding year’s annual meeting.

The Nominating and Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Nominating and Governance Committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Governance Committee determines which candidate(s) to recommend to the board to submit for election at the next shareholder meeting. The Nominating and Governance Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our shareholders. To date, we have not paid any third parties to assist us in finding director nominees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 14, 2008, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our common stock, (2) each of our directors, (3) the each named executive officer, and (4) all of our directors and executive officers as a group.

Beneficial ownership of the common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of common stock over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of March 14, 2008. Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentage ownership in the following table is based on 21,446,623 shares of common stock outstanding as of March 14, 2008 plus, for each individual, any securities that individual has the right to acquire within 60 days of March 14, 2008.

Title of Class	Name and Address (1)	SharesBeneficially Owned (2)	Percentage of Class (2)
	Beneficial Owners of More than 5%:	4,747,245
Common Stock	Odyssey Value Advisors, LLC 601 Montgomery Street, Suite 1112 San Francisco, CA 94111	2,141,745	9.98%
Common Stock	Susan Jeffs Third Floor, 346 Kensington High Street, London, W14 8NS, United Kingdom	1,500,000	6.99%

Common Stock	Cormark Securities Investment Fund, Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2800 P.O. Box 63 Toronto, Ontario Canada M5J 2J2	1,105,500	5.15%
	Current Directors and Named Executive Officers:
Common Stock	C. Geoffrey Hampson, Chief Executive Officer, Director (3)	2,065,000	9.20%
Common Stock	Jonathan Ehrlich, Chief Operations Officer, President (4)	224,700	1.05%
Common Stock	Mark Benham, Director (5)	25,000	0.11%*
Common Stock	James P. Taylor, Director (6)	5,000	0.02%*
Common Stock	Mark Melville, Chief Corporate Development Officer (7)	0	0.00%*
Common Stock	Chantal Iorio, Vice President, Finance (8)	0	0.00%*
Common Stock	Boris Wertz, Director (9)	0	0.00%*
	All Directors andExecutive Officers as agroup (6 persons)	2,319,700	10.33%
*                 Less than 1%.
(1)	Unless otherwise indicated, the address of the beneficial owner will c/o Communicate.com Inc., 375 Water Street, Suite 645, Vancouver, BC, V6B 5C6, Canada.

(2)	Percentage based upon 21,446,623 shares of our common stock outstanding as of March 14, 2008.

(3)
Includes 1,000,000 shares of common stock and a warrant to purchase 1,000,000 shares of our common stock with an exercise price of $1.25 effective June 11, 2007, exercisable at any time, and expiring June 10, 2009 to Hampson Equities Ltd. (a company owned and controlled by C. Geoffrey Hampson, Chief Executive Officer) in exchange for $1,000,000 cash (received) pursuant to a subscription agreement dated June 1, 2007. These shares of common stock and share purchase warrants are restricted securities and are subject to resale restrictions under Rule 144.

Does not include an option to purchase 1,000,000 shares of our common stock granted on September 11, 2007 pursuant to an employment agreement. Mr. Hampson will not have the right to acquire shares pursuant to this option until September 11, 2008.

(4)
Does not include option to purchase 1,500,000 shares of our common stock granted on October 1, 2007 pursuant to an employment agreement. Mr. Ehrlich will not have the right to acquire shares pursuant to this option until October 1, 2008.

(5)
Does not include option to purchase 100,000 shares of our common stock granted on September 11, 2007 for services as a member of our Board of Directors. Mr. Benham will not have the right to acquire shares pursuant to this option until September 11, 2008.

(6)
Does not include option to purchase 100,000 shares of our common stock granted on September 11, 2007 for services as a member of our Board of Directors. Mr. Taylor will not have the right to acquire shares pursuant to this option until September 11, 2008.

(7)
Mark Melville was appointed Chief Corporate Development Officer on November 9, 2007 and assumed office effective January 1, 2007. Does not include option to purchase 1,000,000 shares of our common stock granted on November 9, 2007 pursuant to an employment agreement. Mr. Melville will not have the right to acquire shares pursuant to this option until January 1, 2009.

(8)
Chantal Iorio entered into an employment agreement with the Company on December 12, 2007  to serve as Vice President of  Finance and assumed office effective January 7, 2007. Does not include option to purchase 150,000 shares of our common stock granted on January 7, 2008.  Pursuant to the stock option agreement, Ms. Iorio will not have the right to acquire shares pursuant to this option until January 7, 2009.

(9)
Does not include an option to purchase 100,000 shares of our common stock granted on March 14, 2008 for services as a member of our Board of Directors.  Mr. Wertz will not have the right to acquire shares pursuant to this option until March 14, 2009.

Change in Control

To the knowledge of management, there are no present arrangements or pledges of securities of our company that may result in a change in control of the Company, nor has any change in control occurred since the beginning of our last fiscal year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock to file reports of ownership and change in ownership with the Securities and Exchange Commission and the exchange on which the common stock is listed for trading. Executive officers, directors and more than ten percent (10%) shareholders are required by regulations promulgated under the Exchange Act to furnish us with copies of all Section 16(a) reports filed.

On July 23, 2007, James P. Taylor was appointed a member of our Board of Directors.  The Section 16(a) filing requirement for the aforementioned appointment of Mr. Taylor was not timely filed.  Form 3 – Initial Statement of Beneficial Ownership of Securities – was filed on September 13, 2007.  To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all of the Company’s other officers, directors and greater than ten percent (10%) shareholders complied with all applicable Section 16(a) filing requirements for the fiscal year ended December 31, 2007.

[Intentionally Left Blank]

SECURITIES AUTHORIZED FOR ISSUANCE UNDER OUR
EQUITY COMPENSATION PLAN

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2007.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	4,360,000	$2.19	640,000
Total	4,360,000	$2.19	640,000

On August 21, 2007, the Board of Directors adopted the Communicate.com Inc. 2007 Stock Incentive Plan (the “Plan”). The Plan authorizes awards of options (both incentive stock options and non-qualified stock options), stock awards or stock bonuses. Persons eligible to receive awards under the Plan include our employees, officers, directors, consultants, independent contractors, and advisors to the Company or any parent or subsidiary of the Company.

Our Board of Directors administers the Plan. Our Board of Directors has the authority to determine, at its discretion, the number and type of awards that will be granted, the recipients of the awards, and exercise or purchase price required to be paid, when options may be exercised and the term of the option grants. Options granted under the plan may not be exercised after ten (10) years from the date the option is granted. A total of 5,000,000 shares of common stock were reserved for awards granted under the Plan. As of March 14, 2008, we had issued an aggregate of 4,360,000 shares of common stock to Twenty Four (24) individuals pursuant to the Plan.  An additional option for 10,000 shares of common stock has been approved by the Board of Directors of the Company on March 14, 2008 and is reserved for issuance to a new employee on April 15, 2008 upon commencement of his employment with the Company.

Options granted under the Plan may be designated as incentive stock options or non-qualified stock options. Incentive stock options may be granted only to our employees and employees of our subsidiaries (including officers and directors who are also employees). The exercise price of non-qualified stock options may not be less than 85% of the fair market value of the share of common stock of the Company on the date of the grant, and the exercise price of incentive stock options may not be less than 100% of the fair market value of the share of common stock of the Company on the date of the grant. However, the exercise price of any option may not be less than 110% of the fair market value of the common stock of the Company on the date of grant in the case of individual owning 10% or more of the common stock of the Company. Neither incentive stock options nor non-qualified stock options may have a term exceeding ten (10) years. In the case of an incentive option that is granted to an individual owning 10% or more of the common stock, the term may not exceed five (5) years. We are required to obtain shareholder approval of the Plan before the options granted can qualify for incentive stock option treatment under U.S. tax laws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship between the Company and one of our executive officers, directors, director nominees or 5% shareholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest and when the amount involved exceeds $120,000.

If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer. The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Nominating and Governance Committee. If practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Nominating and Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum.  The related party transactions listed below were reviewed by the full Board of Directors.  The Nominating and Governance Committee shall review future related party transactions.   On June 11, 2007, the Board of Directors issued 1,000,000 shares of common stock and warrants to purchase up to 1,000,000 additional shares of restricted common stock at the price of $1.25 effective until June 10, 2009 to Hampson Equities Ltd., a company owned and controlled by C. Geoffrey Hampson, our Chief Executive Officer, pursuant to a subscription agreement dated June 1, 2007. On September 24, 2007 we closed a $5,100,000 private placement financing in which C. Geoffrey Hampson, our Chief Executive Officer and Chairman, invested $110,000.  Mr. Hampson received 55,000 restricted shares of our common stock.

On September 24, 2007 we closed a $5,100,000 private placement financing in which Jonathan Ehrlich, our Chief Operating Officer, invested $50,000.  Mr. Ehrlich received 25,000 restricted shares of our common stock.

On September 24, 2007 we closed a $5,100,000 private placement financing in which Mark Benham, our director, invested $50,000.  Mr. Benham received 25,000 restricted shares of our common stock.

On September 27, 2007 we entered into an employment severance agreement with David M. Jeffs pursuant to which Mr. Jeffs resigned as the President, director and employee of the Company.  Mr. Jeffs was employed as an officer of the Company pursuant to an employment agreement dated May 16, 2007.  Pursuant to the severance agreement, the Company paid Mr. Jeffs on October 1, 2007 a severance allowance in the amount of CDN$200,000 less any and all applicable government withholdings and deductions.  Furthermore, pursuant to the severance agreement, for a period commencing on October 1, 2007 until December 31, 2007, the Company retained Mr. Jeffs as a consultant for a monthly fee of CDN$10,000 to assist in the day to day operations of the Company, the transition of duties from Mr. Jeffs to Mr. Jonathan Ehrlich who assumed the position of President and Chief Operating Officer of the Company on October 1, 2007, and the relocation of the Company’s offices.

On January 17, 2008 we entered into an employment severance agreement with Cameron Pan pursuant to which Mr. Pan resigned as the Chief Financial Officer and employee of the Company effective as of January 31, 2008. Mr. Pan has been employed as an officer of the Company pursuant to an employment agreement dated May 16, 2007. Pursuant to the severance agreement, the Company has agreed to pay Mr. Pan on February 1, 2008 CDN$248,000 represented by CDN$158,400 of severance allowance and CDN$79,200 of accrued bonus and CDN$10,400 for other benefits, less any and all applicable government withholdings and deductions. Furthermore, pursuant to the severance agreement, for a period commencing on February 1, 2008 until April 30, 2008, the Company agreed to retain Mr. Pan as a consultant for a daily fee of CDN$750 or as the case may be, for an hourly rate of CDN$120, to assist in the day to day operations of the Company and the transition of duties from Mr. Pan to others that may be designated by the Company.

Certain of our officers and directors have employment agreements with our Company.  See “Employment Agreements”.

SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2009 annual meeting of shareholders and that stockholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than December 22, 2008, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2009 annual meeting or to nominate one or more directors and the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, the shareholder must give advance written notice to the Company by March 6, 2009. Pursuant to SEC Rule 14a-4(c)(1), if proposals are received prior to the meeting they may be voted upon with the discretionary authority granted to the proxies in this proxy statement and attached proxy card.

Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held.  Any stockholder filing a notice to bring other business before a stockholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any stockholder upon written request.

Investor Information

All reports filed by the Company with the SEC are available free of charge via EDGAR through the SEC website at www.sec.gov. In addition, the public may read and copy materials filed by the Company with the SEC at the SEC’s public reference room located at 450 Fifth St., N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company also provides copies of its Forms 8-K, 10-K, 10-Q, Proxy, Annual Report and press releases at no charge to investors upon request and makes electronic copies of such reports and press releases available through its website at www.livecurrent.com as soon as is practicable after filing such material with the SEC. Requests should be sent to the Company, 645 – 375 Water Street,Vancouver, British Columbia V6B 5C6, attention: C. Geoffrey Hampson, Chairman.

Form 10-KSB and Amended Form 10-KSB– Annual Report

Enclosed herewith is the Company’s Annual Report on Form 10-KSB, for the 2007 fiscal year. Additional copies may be requested in writing. Such requests should be submitted to the Company,  645 – 375 Water Street ,Vancouver, British Columbia V6B 5C6, attention: C. Geoffrey Hampson, Chairman.   Exhibits to Form 10-KSB, as amended, will also be provided upon specific request. The materials will be provided without charge.

 AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following audit committee report shall not be deemed to be "soliciting material," are not deemed "filed" with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors has furnished the following report on Audit Committee matters:

Pursuant to its charter, the Audit Committee is primarily responsible for overseeing and monitoring the accounting, financial reporting and internal controls practices of the Company and our subsidiaries. Its primary objective is to promote and preserve the integrity of the Company’s financial statements and the independence and performance of the Company’s independent registered public accounting firm. The Committee also oversees the performance of the Company’s corporate governance function and the Company’s compliance with legal and regulatory requirements.

It is important to note, however, that the role of the Audit Committee is one of oversight, and the Committee relies, without independent verification, on the information provided to it and the representations made by management, the Company’s corporate governance personnel and the Company’s independent registered public accounting firm. Management retains direct responsibility for the financial reporting process and system of internal controls.

In furtherance of its role, the Audit Committee has an annual agenda, which includes periodic reviews of the Company’s internal controls and of areas of potential exposure for the Company such as litigation matters. The Committee meets at least quarterly and reviews the Company’s interim financial results and earnings releases prior to their publication.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services, and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Company’s independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed. All services provided by Dale Matheson Carr-Hilton LaBonte  and Ernst & Young LLP and the related fees in the 2007 fiscal year were approved in accordance with the Audit Committee’s policy.

The Audit Committee has reviewed and discussed with management (i) the audited financial statements of the Company for the fiscal year ended December 31, 2007, (ii) the Company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2007 and (iii) the related opinions by the Company’s independent registered public accounting firm. The Audit Committee has also discussed with Ernst & Young  LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee also has received written disclosures and a letter from Ernst & Young LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP the independence of that firm. Based upon these materials and discussions, the Audit Committee has recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Submitted by the Audit Committee of the Board of Directors

James P. Taylor
Mark Benham

*****

PROXY

COMMUNICATE.COM INC.
#645 – 375 Water Street
Vancouver, British Columbia V6B 5C6

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS C. GEOFFREY HAMPSON AND JAMES P. TAYLOR AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF COMMUNICATE.COM INC. HELD OF RECORD BY THE UNDERSIGNED ON APRIL 15, 2008, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 26, 2008 OR ANY ADJOURNMENT THEREOF.

(Continued and to be marked, dated and signed, on the other side)

1.	To elect four (4) directors to serve until the 2008 annual meeting of the shareholders.

FOR all nominees listed (except as marked to the contrary )

WITHHOLD AUTHORITY to vote for all nominees listed

01 C. Geoffrey Hampson

02 James P. Taylor

03 Mark Benham

04 Boris Wertz

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee’s name.)

2.	To ratify the appointment of Ernst and Young LLP as the Company’s registered independent public accountants for the 2007 fiscal year.

	FOR	AGAINST	ABSTAIN

3.	To approve an amendment to the Company’s Articles of Incorporation to changing the name from “Communicate.com Inc.” to “Live Current Media Inc.”

	FOR	AGAINST	ABSTAIN

4.	To approve the Communicate.com Inc. 2007 Stock Incentive Plan.

	FOR	AGAINST	ABSTAIN

5.	In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

	FOR	AGAINST	ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s) in items 1, 2, 3, 4 and 5 above. If this card contains no specific voting instructions, the shares will be voted FOR the election of all nominees for director; FOR the ratification of Ernst & Young LLP as the Company’s independent public accountants; FOR the approval of the proposed amendment to the Company’s Articles of Incorporation to change the Company’s name; and FOR the approval of the 2007 Stock Incentive Plan.

Dated _________, 2007

Signature

Signature if held jointly

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

APPENDIX A

FORM OF AMENDMENT TO ARTICLES OF INCORPORATION CHANGING THE NAME OF THE COMPANY TO “LIVE CURRENT MEDIA INC.”

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: COMMUNICATE.COM INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article I is amended to read in its entirety as follows:

“1.  The  name  of  this  corporation  is: LIVE CURRENT MEDIA INC.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: [TO BE DETERMINED]

4. Effective date of filing (Optional): [DATE OF FILING]
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

APPENDIX B

COMMUNICATE.COM, INC.

2007 STOCK INCENTIVE PLAN

As Adopted August 21, 2007

1.
PURPOSE.

The purpose of this 2007 Stock Incentive Plan (the “Plan”) is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Communicate.com, Inc. (the “Company”), and its Parent and Subsidiaries (if any), by offering them an opportunity to participate in the Company’s future performance through awards of Options, the right to purchase Common Stock and Stock Bonuses.  Capitalized terms not defined in the text are defined in Section 2.

2.
DEFINITIONS.

As used in this Plan, the following terms will have the following meanings:

“AWARD” means any award under this Plan, including any Option, Stock Award or Stock Bonus.

“AWARD AGREEMENT” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“BOARD” means the Board of Directors of the Company.

“CAUSE” means any cause, as defined by applicable law, for the termination of a Participant’s employment with the Company or a Parent or Subsidiary of the Company.

“CODE” means the Internal Revenue Code of 1986, as amended.

“COMPANY” means Communicate.com, Inc., a Nevada corporation, or any successor corporation.

“COMMITTEE” means that committee appointed by the Board of Directors to administer and interpret the Plan as more particularly described in Section 5 of the Plan; provided, however, that the term Committee will refer to the Board of Directors during such times as no Committee is appointed by the Board of Directors.

“DISABILITY” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“EXERCISE PRICE” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“FAIR MARKET VALUE” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)
if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(b)
if such Common Stock is quoted on the NASDAQ National Market or the NASDAQ Capital Market, its closing price on the NASDAQ National Market or the NASDAQ Capital Market, respectively, on the date of determination;

(c)
if such Common Stock is not listed on a national securities exchange or quoted on the NASADQ National Market or the NASDAQ Capital Market, but is traded in the over-the-counter market, the average of the bid and ask prices for a share of Common Stock on the most recent date on which the Common Stock was publicly traded;

(d)
if none of the foregoing is applicable, by the Committee in good faith.

“INSIDER” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“OPTION” means an award of an option to purchase Shares pursuant to Section 6.

“PARENT” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“PARTICIPANT” means a person who receives an Award under this Plan.

“PERFORMANCE FACTORS” means the factors selected by the Committee, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

(a)
Net revenue and/or net revenue growth;

(b)
Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(c)
Operating income and/or operating income growth;

(d)
Net income and/or net income growth;

(e)
Earnings per share and/or earnings per share growth;

(f)
Total stockholder return and/or total stockholder return growth;

(g)
Return on equity;

(h)
Operating cash flow return on income;

(i)
Adjusted operating cash flow return on income;

(j)
Economic value added; and

(k)
Individual business objectives.

“PERFORMANCE PERIOD” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Stock Awards or Stock Bonuses, if such Awards are restricted.

“PLAN” means this Communicate.com, Inc. 2007 Stock Incentive Plan, as amended from time to time.

“PURCHASE PRICE” means the price at which the Participant of a Stock Award may purchase the Shares.

“SEC” means the Securities and Exchange Commission.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“SHARES” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 18, and any successor security.

“STOCK AWARD” means an award of Shares pursuant to Section 7.

“STOCK BONUS” means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

“SUBSIDIARY” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“TERMINATION” or “TERMINATED” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company.  An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.  In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

3.
SHARES SUBJECT TO THE PLAN.

3.1
Number of Shares Available.  Subject to Sections 3.2 and 18, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan, shall be 5,000,000 Shares and will include Shares that are subject to:  (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued.  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

3.2
Adjustment of Shares.  In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

4.
ELIGIBILITY.

ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.  All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company, provided such consultants, independent contractors and advisors render bona-fide services not in connection with the offer and sale of securities in a capital-raising transaction or promotion of the Company’s securities.  A person may be granted more than one Award under this Plan.

5.
ADMINISTRATION.

5.1
Committee.

(a)
The Plan shall be administered and interpreted by a committee consisting of two (2) or more members of the Board.

(b)
Members of the Committee may resign at any time by delivering written notice to the Board.  The Board shall fill vacancies in the Committee.  The Committee shall act by a majority of its members in office.  The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

(c)
If the Board, in its discretion, does not appoint a Committee, the Board itself will administer and interpret the Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Certificate of Incorporation and bylaws of the Company generally.

5.2
Committee Authority.  Without limitation, the Committee will have the authority to:
(a)
construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)
prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)
select persons to receive Awards;

(d)
determine the form and terms of Awards;

(e)
determine the number of Shares or other consideration subject to Awards;

(f)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)
grant waivers of Plan or Award conditions;

(h)
determine the vesting, exercisability and payment of Awards;

(i)
correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)
determine whether an Award has been earned; and

(k)
make all other determinations necessary or advisable for the administration of this Plan.

5.3
Committee Discretion.  Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.  The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.  No member of the Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

6.
OPTIONS.

The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

6.1
Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the “Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

6.2
Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee.  The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

6.3
Exercise Period.  Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines, provided, however, that in all events a Participant will be entitled to exercise an Option at the rate of at least 20% per year over five years from the date of grant, subject to reasonable conditions such as continued employment; and further provided that an Option granted to a Participant who is an officer or director may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

6.4
Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:  (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

6.5
Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement  (the “Exercise Agreement”) in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.6
Termination.  Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)
If the Participant’s service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO).

(b)
If the Participant’s service is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO).

(c)
Notwithstanding the provisions in paragraph 6.6(a) above, if the Participant’s service is Terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits.  For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

6.7
Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.

6.8
Limitations on ISO.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000.  If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

6.9
Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

6.10
No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

7.
STOCK AWARD.

A Stock Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions.  The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Stock Award, subject to the following:

7.1
Form of Stock Award.  All purchases under a Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the “Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  The offer of a Stock Award will be accepted by the Participant’s execution and delivery of the Stock Purchase Agreement and payment for the Shares to the Company in accordance with the Stock Purchase Agreement.

7.2
Purchase Price.  The Purchase Price of Shares sold pursuant to a Stock Award will be determined by the Committee on the date the Stock Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value.  Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

7.3
Terms of Stock Awards.  Stock Awards may be subject to such restrictions as the Committee may impose.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Stock Purchase Agreement.  Stock Awards may vary from Participant to Participant and between groups of Participants.  Prior to the grant of a Stock Award subject to restrictions, the Committee shall:  (a) determine the nature, length and starting date of any Performance Period for the Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the transfer of any Stock Award, the Committee shall determine the extent to which such Stock Award has been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

7.4
Termination During Performance Period.  If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Award only to the extent earned as of the date of Termination in accordance with the Stock Purchase Agreement, unless the Committee determines otherwise.

8.
STOCK BONUSES.

8.1
Awards of Stock Bonuses.  A Stock Bonus is an award of Shares for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company.  A Stock Bonus will be awarded pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

8.2
Terms of Stock Bonuses.  The Committee will determine the number of Shares to be awarded to the Participant.  If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria.  The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee.  The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

8.3
Form of Payment.  The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine.  Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

9.
PAYMENT FOR SHARE PURCHASES.

Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)
by cancellation of indebtedness of the Company to the Participant;

(b)
by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by the Participant in the public market;

(c)
by waiver of compensation due or accrued to the Participant for services rendered;

(d)
with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1)
through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2)
through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f)
by any combination of the foregoing.

10.
WITHHOLDING TAXES.

10.1
Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

10.2
Stock Withholding.  When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and will be in writing in a form acceptable to the Committee.

11.
PRIVILEGES OF STOCK OWNERSHIP.

11.1
Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are issued pursuant to a Stock Award with restrictions, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Stock Award; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 13.

11.2
Financial Statements.  The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12.
NON-TRANSFERABILITY.

Awards of Shares granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.  Awards of Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e).  During the lifetime of the Participant an Award will be exercisable only by the Participant.  During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

13.
CERTIFICATES.

All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14.
ESCROW; PLEDGE OF SHARES.

To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

15.
EXCHANGE AND BUYOUT OF AWARDS.

The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.  The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16.
SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17.
NO OBLIGATION TO EMPLOY.

Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

18.
CORPORATE TRANSACTIONS.

18.1
Assumption or Replacement of Awards by Successor.  In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares or the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants.  In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards).  The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.  In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines.  If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

18.2
Other Treatment of Awards.  Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

18.3
Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19.
ADOPTION AND STOCKHOLDER APPROVAL.

This Plan will become effective on the date on which it is adopted by the Board (the “Effective Date”).  Upon the Effective Date, the Committee may grant Awards pursuant to this Plan.  The Company intends to seek stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board; provided, however, if the Company fails to obtain stockholder approval of the Plan during such 12-month period, pursuant to Section 422 of the Code, any Option granted as an ISO at any time under the Plan will not qualify as an ISO within the meaning of the Code and will be deemed to be an NQSO.

20.
TERM OF PLAN/GOVERNING LAW.

Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.  This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

21.
AMENDMENT OR TERMINATION OF PLAN.

The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

22.
NONEXCLUSIVITY OF THE PLAN.

Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23.
ACTION BY COMMITTEE.

Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee’s sole and absolute discretion.